Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2014
Prepaid land use rights
Schedule of prepayment for land use rights

	As of December 31,	As of December 31,
	2013	2014
	RMB	RMB
Cost	491,638	491,638
Less: accumulated amortization	(32,956)	(43,019)
Net book value	458,682	448,619

Current portion of prepaid land use rights (recorded in other current assets)	10,063	10,063
Non-current portion of prepaid land use rights	448,619	438,556
Total	458,682	448,619